6. RISKS (Details 6) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Risks
Total borrowings	$ 1,614	$ 1,947	$ 2,177	$ 1,683
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(466)	(590)
Net debt	1,148	1,357
Total capital attributable to owners	$ 2,576	$ 3,274
Leverage ratio	44.57%	41.45%